NATIONWIDE MUTUAL FUNDS
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund
Nationwide Strategic Income Fund (formerly, Nationwide Amundi Strategic Income Fund)

Supplement dated August 14, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Strategic Income Fund

Effective September 1, 2025, the first paragraph under the heading “Income and Capital Gain Distributions” on page 68 of the Prospectus is deleted in its entirety and replaced with the following:
Each Fund has elected, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except for the Nationwide Strategic Income Fund) expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Nationwide Strategic Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE